Addendum - Ground levelling DC4 Liège

Exhibit 10.4

Addendum to the Agreement

Between the undersigned:

1.

The private limited liability company Prologis Belgium II BVBA, having its registered office at 2850 Boom, Scheldeweg 1, registered with the Crossroads Bank for Enterprises under the number 0472.435.431 (RLE Antwerp) and with VAT number 0472.435.431, represented by Mr. Bram Verhoeven, holder of a special proxy,

hereinafter referred to as “Prologis Belgium II”,

AND

2.

The private limited liability company Skechers EDC SPRL, having its registered office at 4041 Milmort (Liège), avenue du Parc Industriel 3, registered with the Crossroads Bank for Enterprises under the number 0478.543.758 (RLE Liège) and with VAT number 0478.543.758, represented by Mr. David Weinberg, Business Manager,

hereinafter referred to as “Skechers”,

AND

3.

The limited liability company under the laws of the State of Delaware (USA) Skechers USA Inc., having its registered office at CA 90266 Manhattan Beach (USA), Manhattan Beach Blvd. 228, and registered under the Commission File Number 001-1429 with I.R.S. Employer Identification No. 95-437615, represented by Mr. David Weinberg, Director,

hereinafter referred to as “Guarantor”,

AND

4.

The private limited liability company Prologis Belgium III BVBA, having its registered office at 2850 Boom, Scheldeweg 1, registered with the Crossroads Bank for Enterprises under the number 0472.435.629 (RLE Antwerp) and with VAT number 0472.435.629, represented by Mr. Bram Verhoeven, holder of a special proxy,

hereinafter referred to as “Prologis Belgium III”.

Addendum - Ground levelling DC4 Liège

WHEREAS:

1.

Prologis Belgium III, Skechers and the Guarantor have executed a conditional agreement (the “Warehouse Agreement”) with respect to the design, construction and putting at the disposal by Prologis Belgium III to Skechers, of warehouses, mezzanine and offices, i.e. the Prologis Park Liège Distribution Center IV, on a parcel of land located in the Industrial Park Hauts-Sarts, Milmort, Liège, Avenue du Parc Industriel (the “Land”) and on a portion of the land on which Prologis Park Liège Distribution Centers II and III has been, respectively is being constructed (together referred to as the “Site”), as further described in Article 1.1, last paragraph of Part I of  the Warehouse Agreement.

2.

The Land is currently owned by Services Promotion Initiatives en Province de Liège (SPI) SCRL. Prologis Belgium II (instead of Prologis Belgium III) is negotiating terms and conditions of the acquisition of the Land.

3.

The Warehouse Agreement is conditional to both (i) obtaining the required building and environmental permit(s) and other consents and authorisations for the design and construction of the Prologis Park Liège Distribution Center IV, and (ii) acquisition of the Land.

4.

Given the timing constraints for Skechers, Skechers has nevertheless requested Prologis Belgium III to start ground levelling works on the Site. To that extent, Prologis Belgium III, Skechers and the Guarantor entered into an agreement related to said works (the “Agreement”).

5.

It has been decided to amend the Agreement by replacing Prologis Belgium III by Prologis Belgium II under the Agreement. The same amendment has been decided with regard to the Warehouse Agreement and has been acted in a separate document.

THE FOLLOWING HAS BEEN AGREED:

The conditions of the Agreement remain unchanged except for the following conditions:

Prologis Belgium III, as contracting party under the Agreement, is, with retroactive effect as from the date of execution of the Agreement, fully replaced by Prologis Belgium II, at the full discharge of Prologis Belgium III which, as a result, is freed from any obligations resulting from the Agreement.

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Addendum - Ground levelling DC4 Liège

Done in Boom, on 20/7/2015, in four original counterparts, each party acknowledging receipt of a fully executed original copy.

Prologis Belgium II

/s/ Bram Verhoeven
Name:	Bram Verhoeven
Capacity:	Holder of a special proxy

Skechers

/s/ David Weinberg 8/3/2015
Name:	David Weinberg
Capacity:	Business Manager

Guarantor

/s/ David Weinberg 8/3/2015
Name:	David Weinberg
Capacity:	Director

Prologis Belgium III

/s/ Bram Verhoeven
Name:	Bram Verhoeven
Capacity:	Holder of a special proxy

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